UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 14, 2026

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

205 SE Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp

Item 1.01 – Entry into a Material Definitive Agreement
Agreement and Plan of Merger and Reorganization
On July 14, 2026, First Bancorp, the holding company for First Bank, Southern Pines, North Carolina, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with First Carolina Bancshares Corporation (“First Carolina”), the holding company for Carolina Bank & Trust Company (“Carolina Bank”), Florence, South Carolina. Under the Merger Agreement, First Carolina will merge with and into First Bancorp (the “Merger”) and Carolina Bank will merge with and into First Bank.
The aggregate merger consideration has a total current value of approximately $166 million, or $64.22 per share.
Subject to the terms and conditions of the Merger Agreement, First Carolina’s shareholders will receive 14.5340 shares of First Bancorp common stock and cash in the amount of $294.94 for each share of First Carolina common stock. The parties anticipate closing the Merger during the fourth quarter of 2026 or early in the first quarter of 2027.
The Merger Agreement has been unanimously approved by the boards of directors of each of First Bancorp and First Carolina. The closing of the Merger is subject to approval by First Carolina’s shareholders, requisite regulatory approvals, the effectiveness of a registration statement to be filed by First Bancorp with respect to the First Bancorp common stock to be issued in the Merger, and other customary closing conditions.
The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties; (ii) by either party in the event of a breach by the other party of any representation, warranty, covenant, or other agreement contained in the Merger Agreement which has not been cured within 30 days and where such breach is reasonably likely to permit such party to refuse to consummate the Merger; (iii) by either party in the event that any consent of any required regulatory authority is denied by final action, any regulatory authority whose approval is required has requested or directed either of the parties to withdraw its application for approval of the Merger, or any law or order prohibiting the Merger shall become final and nonappealable; (iv) by either party if the requisite approval by First Carolina’s shareholders is not obtained; (v) by either party in the event that the Merger is not consummated by June 30, 2027; (vi) by First Bancorp in the event that First Carolina’s board of directors does not recommend approval of the Merger Agreement to its shareholders; or (vii) by First Carolina, prior to approval of its shareholders, to enter into a superior proposal. Upon termination of the Merger Agreement, under certain circumstances First Carolina may be required to pay First Bancorp a termination fee of $6.4 million.
The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure memoranda made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, unless otherwise specified therein, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding First Carolina or First Bancorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Carolina, First Bancorp, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of First Carolina and a prospectus of First Bancorp, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that First Bancorp makes with the U.S. Securities and Exchange Commission (“SEC”).
Support Agreements; Claims Letters; and Non-Competition and Non-Disclosure Agreements
In connection with entering into the Merger Agreement, each of the directors and certain executive officers and shareholders of First Carolina have entered into a Support Agreement, Claims Letter and Non-Competition and Non-Disclosure Agreement. The Support Agreements generally require that the shareholders party thereto vote at least forty percent (40%) of the outstanding shares of First Carolina common stock in favor of the Merger and against alternative transactions and generally prohibit such shareholders from transferring their shares of First Carolina common stock prior to shareholder approval of the Merger. The Support Agreements will terminate upon the earlier of the consummation of the Merger, the amendment of the Merger Agreement in any manner that materially and adversely affects any of shareholder’s rights set forth therein (including, for a reduction to the merger consideration not contemplated in the Merger Agreement), the termination of the Agreement in accordance with its terms, and July 14, 2028.
The Claims Letters generally provide for the release of any claims that the directors, executive officers and shareholders party thereto may have against First Carolina, Carolina Bank, their directors and officers, and respective successors and assigns, effective upon the consummation of the Merger.
The Non-Competition and Non-Disclosure Agreements generally provide that the directors, executive officers and shareholders party thereto will not (i) disclose or use any Confidential Information or Trade Secrets (as defined therein); or (ii) solicit customers, or prospective customers, of Carolina Bank for the purpose of providing competitive products or services, act as a shareholder, director, manager, officer or employee of any competing business located within the Restricted Territory (as defined therein), or solicit or recruit or attempt to solicit or recruit, any employee of First Bancorp or Carolina Bank, in each case for a period of two years after the consummation of the Merger.
The foregoing summary of the Support Agreement, Claims Letters, and Non-Competition and Non-Disclosure Agreements is qualified in its entirety by reference to the complete text of such documents, which are included as Exhibits B, C and D to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.
Item 8.01 – Other Events
On July 14, 2026, First Bancorp and First Carolina issued a joint press release announcing the execution of the Merger Agreement and First Bancorp released an investor presentation further describing the proposed transaction. Copies of the joint press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits. The following exhibit index lists the exhibits that are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 14, 2026, by and between First Bancorp and First Carolina Bancshares Corporation
99.1	Joint Press Release dated July 14, 2026, announcing the Merger Agreement.
99.2	Investor Presentation dated July 14, 2026.
Cautionary Statements Regarding Forward-Looking Information
This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the combination of First Bancorp and First Carolina, including future financial and operating results, expected cost savings, expected impact on future earnings, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements.
In addition to factors previously disclosed in First Bancorp’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements: expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; the Merger may not be timely completed, if at all; prior to completion of the Merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; the parties may be unable to implement successful integration strategies; the required regulatory, shareholder, or other closing conditions may not be satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; and legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which First Bancorp and First Carolina are engaged. First Bancorp and First Carolina caution that the foregoing list of factors is not exclusive. Consequently, no forward-looking statement can be guaranteed. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Bancorp and First Carolina or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither First Carolina nor First Bancorp undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, First Bancorp and First Carolina claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Additional Information and Where to Find It
This communication is being made in respect of the Merger involving First Bancorp and First Carolina. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, First Bancorp will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for First Carolina’s shareholders. First Bancorp also plans to file other documents with the SEC regarding the Merger. First Carolina will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE ENTIRE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy statement/prospectus, as well as other filings containing information about First Bancorp, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, from First Bancorp’s website (http://www.localfirstbank.com) and First Carolina’s website (https://www.carolinabank.net).
Participants in the Merger Solicitation
First Carolina and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of First Carolina in respect of the Merger. Information regarding the directors and executive officers of First Carolina and other persons who may be deemed participants in the solicitation of First Carolina’s shareholders in connection with the Merger will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

July 14, 2026	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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